INCOME TAXES (Details 1) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
INCOME TAXES
Net loss before income taxes per financial statements	$ (41,119)	$ (20,469)
Income tax rate	21.00%	21.00%
Income tax benefit at statutory rate	$ (8,635)	$ (4,298)
Non-utilized net operating losses	8,635	4,298
Provision for income taxes	$ 0	$ 0